UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
___________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2013

Commission file number 001-33606
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VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

BERMUDA	98-0501001
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

29 Richmond Road, Pembroke, Bermuda HM 08
(Address of principal executive offices)

Registrant's telephone number, including area code: (441) 278-9000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d) On May 1, 2013, the Board of Directors (the "Board") of Validus Holdings, Ltd. (the "Company"), acting upon the recommendation of its Corporate Governance and Nominating Committee, appointed Therese M. (Terri) Vaughan to the Board. Ms. Vaughan has been elected as a Class II Director and as such will stand for re-election at the Company's 2015 annual general meeting of shareholders. There are no arrangements or understandings between Ms. Vaughan and any other person pursuant to which she was selected to serve as a director. No information called for by Item 404(a) of Regulation S-K is required to be disclosed herein.
The press release issued by the Company on May 1, 2013 announcing the appointment of Ms. Vaughan to the Board is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Annual General Meeting of Shareholders
At the annual general meeting of shareholders of the Company held on May 1, 2013, the shareholders of the Company approved the following:
(a) The election of four Class III Directors of the Company:

	For	Withheld	Broker Non-Votes
Edward J. Noonan	68,530,558	24,204,993	4,668,971
Mahmoud Abdallah	86,536,561	6,198,990	4,668,971
Jeffrey W. Greenberg	54,304,676	38,430,875	4,668,971
John J. Hendrickson	67,249,899	25,485,652	4,668,971
(b) The approval, by a non-binding advisory vote, of the executive compensation payable to the Company's named executive officers as described in the Executive Compensation section of the Company's Proxy Statement dated March 20, 2013, including the Compensation Discussion and Analysis:

For	Against	Abstain	Broker Non-Votes
90,628,523	1,720,153	368,875	4,668,971

(c) The approval of the selection of PricewaterhouseCoopers to act as the independent registered public accounting firm of the Company for the year ending December 31, 2013:

For	Against	Abstain	Broker Non-Votes
96,224,444	837,892	342,186	—

Item 7.01.	REGULATION FD DISCLOSURE.
The following information is being furnished under Item 7.01, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On May 1, 2013, the Board, acting upon the recommendation of its Corporate Governance and Nominating Committee, approved a revised Code of Conduct (the “Code”) which applies to all of the Company's Directors, Officers and Employees. The revised Code can be found in the Investor Relations section of the Company's website located at: www.validusholdings.com.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release "VALIDUS HOLDINGS, LTD. ANNOUNCES APPOINTMENT OF DR. THERESE M. VAUGHAN TO ITS BOARD OF DIRECTORS" dated May 1, 2013.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2013

VALIDUS HOLDINGS, LTD. (Registrant)
By:	/s/ Robert F. Kuzloski

Name:	Robert F. Kuzloski
Title:	Executive Vice President and General Counsel